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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                 --------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): August 2, 1999

                                 H&R BLOCK, INC.
                                 ---------------
               (Exact name of registrant as specified in charter)



        MISSOURI                        1-6089                      44-0607856
        --------                        ------                      ----------
(State of Incorporation)       (Commission File Number)         (I.R.S. Employer
                                                                 Identification
                                                                     Number)



                     4400 MAIN STREET, KANSAS CITY, MO        64111
                     ---------------------------------        -----
               (Address of Principal Executive Offices)     (Zip Code)

                                 (816) 753-6900
                                 --------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

                  On August 2 1999, H&R Block, Inc. ("Block"), through its wholly-owned subsidiary, RSM McGladrey, Inc. (f/k/a/ MGP Business Services, Inc.; "RSM McGladrey"), acquired substantially all of the non-attest assets of McGladrey & Pullen, LLP ("M&P") and entered into certain related agreements (the "Transaction") pursuant to the terms and conditions of the Asset Purchase Agreement dated June 28, 1999 by and among Block, RSM McGladrey, HRB Business Services, Inc., M&P, MP Active Partners Trust, Clifford Newman, Trustee and MP Retired Partners Trust, Clifford Newman, Trustee (the "Purchase Agreement"). The purchase price paid by RSM McGladrey in the Transaction was $240 million in cash payments paid over four years, the payment over time of certain pension liabilities with an approximate present value of $50 million and additional payments based on future performance. The Purchase Agreement is described in detail, and filed as an exhibit to, Block's previously filed current report on Form 8-K dated June 28, 1999, which is incorporated herein by reference.
Block is funding the purchase price through internally generated funds.

                  As part of the Transaction, RSM McGladrey entered into several related agreements including (i) an administrative services agreement with M&P whereby RSM McGladrey provides to M&P certain administrative support services for a fee and (ii) employment agreements with existing M&P partners and principals whereby RSM McGladrey will employ such persons to provide non-attest services while permitting such persons to provide attest services to M&P. M&P will continue to exist as a separate, independent licensed partnership to perform attest services, which are generally audits, reviews and other engagements in which M&P issues written opinions evaluating client financial statements. Block and M&P are currently in discussions with the staff of the Securities and Exchange Commission ("SEC") regarding appropriate disclosure of the policy and procedures being implemented by M&P and Block to safeguard M&P's independence and integrity. Such disclosure is expected to be made in a subsequent amendment to this current report on Form 8-K or a future filing by Block with the SEC.

                  The information contained in this Current Report on Form 8-K and the exhibits hereto may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based upon current information, expectations, estimates and projections regarding Block, M&P, and the industries and markets in which Block and M&P operate, and management's assumptions and beliefs relating thereto. Words such as "will," "expects," "intends" and variations thereof and similar expressions are intended to identify such forward-looking statements. These statements speak only as of the date on which they are made, are not guarantees of future performance, and involve certain risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in such forward-looking statements. Such differences could be caused by a number of factors including, but not limited to, the uncertainty of laws, legislation, regulations, supervision and licensing by federal, state and local authorities and their impact on the Transaction and the lines of business in which the Block's subsidiaries are involved; unforeseen compliance costs; changes in economic, political or regulatory environments; changes in competition and the effects of such changes; Block's inability to successfully expand its national accounting practice and implement its strategies with respect to such practice and the broadening of its customer base; changes in management and management strategies; and risks




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described from time to time in reports and registration statements filed by
Block and its subsidiaries with the Securities and Exchange Commission. Readers should take these factors and risks into account in evaluating any such forward-looking statements. Block undertakes no obligation to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise.





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                  ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS.


         (C)      EXHIBITS


Exhibit No.       Description of Exhibit
-----------       ----------------------
       99.1       Press release dated August 2, 1999.




                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               H&R BLOCK, INC.



Date:  August 17, 1999                         By:/s/ James H. Ingraham
                                                  ------------------------------
                                               James H. Ingraham
                                               Vice President, General Counsel
                                               and Secretary






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EXHIBIT INDEX
-------------
Exhibit No.                Description of Exhibit
-----------                ----------------------

       99.1                Press release dated August 2, 1999.








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